UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 30, 2006
Date of Report (Date of earliest event reported)
MSX International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-49821	38-3323099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1950 Concept Drive, Warren, Michigan
(Address of principal executive offices)
48091
(Zip Code)
(248) 299-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Credit Agreement
Intercreditor Agreement, dated as of June 30, 2006

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
          On June 30, 2006, MSX International, Inc. (the “Company”) entered into a credit agreement dated as of June 30, 2006 (the “Credit Agreement”) between the Company and Wells Fargo Foothill, Inc, as arranger and administrative agent. The Credit Agreement replaces our prior facility with JPMorgan Chase Bank, N.A., which was concurrently terminated.
          Availability for borrowing under the Credit Agreement is $29 million, subject to accounts receivable collateral requirements, with $5 million reserved for the issuance of letters of credit. Our ability to borrow under the Credit Agreement is subject to a borrowing base determined by our accounts receivable, and net of certain reserves. Eligible accounts receivable and related reserve requirements are subject to the discretion of our lenders. In addition to usual and customary affirmative and negative covenants, the Credit Agreement also requires satisfaction of certain financial tests, including a minimum earnings requirement and capital expenditure limitations, which become applicable if availability pursuant to the borrowing base drops below an agreed level for a defined period of time. The term of the Credit Agreement is three years subject to refinancing of our senior and subordinated note obligations 60 days prior to their maturity.
          The Credit Agreement is secured by a first priority lien on substantially all of the current and future assets of MSXI and each domestic subsidiary. Borrowings by our United Kingdom subsidiary are also secured by substantially all of the assets of our United Kingdom subsidiaries. The Credit Agreement contains certain customary representations and warranties and ratifications that must be met on an ongoing basis.
          The descriptions set forth above are qualified in their entirety by the Credit Agreement filed herewith as exhibit 10.1.
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
     (c) Exhibits:
10.1	Credit Agreement by and among MSX International, Inc. and Wells Fargo Foothill, Inc. as the Arranger and Administrative Agent

10.2	Intercreditor Agreement, dated as of June 30, 2006, among Court Square Capital Limited, Citicorp Mezzanine III, L.P., BNY Midwest Trust Company, and Wells Fargo Foothill, Inc.

1

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.
Dated: July 6, 2006
MSX INTERNATIONAL, INC.

By:	/s/ Frederick K. Minturn
Frederick K. Minturn Executive Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description
10.1	Credit Agreement by and among MSX International, Inc. and Wells Fargo Foothill, Inc. as the Arranger and Administrative Agent

10.2	Intercreditor Agreement, dated as of June 30, 2006, among Court Square Capital Limited, Citicorp Mezzanine III, L.P., BNY Midwest Trust Company, and Wells Fargo Foothill, Inc.

3